UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2018

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-12298	59-3191743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 13, 2018, Regency Centers Corporation (the “Company”) entered into separate amendments to its existing Equity Distribution Agreements (collectively, the “Equity Distribution Amendments”) by and among the Company, Regency Centers, L.P. and each of Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, BB&T Capital Markets, a division of BB&T Securities, LLC, BTIG, LLC, SunTrust Robinson Humphrey, Inc. and Mizuho Securities USA LLC (and, in certain cases, certain of their respective affiliates) relating to the offer and sale of shares of the Company’s common stock from time to time having an aggregate offering price of up to $500,000,000. Concurrently with entry into the Equity Distribution Amendments, the Company entered into separate amendments to its existing forward master confirmations (collectively, the “Master Confirmation Amendments”), by and between the Company and each of Wells Fargo Bank, National Association, JPMorgan Chase Bank, National Association and Bank of America, N.A.

The sole purpose of the Equity Distribution Amendments and Master Confirmation Amendments is to change the references therein from the New York Stock Exchange to the Nasdaq Global Select Market in connection with the Company’s voluntary stock exchange listing transfer and other changes incident thereto.

The foregoing description of the Equity Distribution Amendments and the Master Confirmation Amendments does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the form of Equity Distribution Amendment which is filed as Exhibit 1.1 and Master Confirmation Amendments which are filed as Exhibits 1.2, 1.3 and 1.4 to this Current Report and are incorporated herein by reference.

Item 9.01(d)	Financial Statements and Exhibits

Exhibit 1.1	Form of Equity Distribution Amendment.

Exhibit 1.2	Forward Master Confirmation Amendment by and between Regency and Wells Fargo Bank, National Association.

Exhibit 1.3	Forward Master Confirmation Amendment by and between Regency and JPMorgan Chase Bank, National Association.

Exhibit 1.4	Forward Master Confirmation Amendment by and between Regency and Bank of America, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

November 13, 2018	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer

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